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Scudder-Dreman High Return Equity Fund

Classes A, B, C , Institutional and I

Annual Report

November 30, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Directors and Officers

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

Scudder-Dreman High Return Equity Fund	Nasdaq Symbol	CUSIP Number
Class A	KDHAX	81123U-204
Class B	KDHBX	81123U-709
Class C	KDHCX	81123U-808

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary November 30, 2002

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder-Dreman High Return Equity Fund	1-Year	3-Year	5-Year	10-Year
Class A	-16.77%	4.32%	3.40%	12.27%
Class B	-17.43%	3.47%	2.54%	11.29%(a)
Class C	-17.42%	3.50%	2.58%	11.35%(a)
S&P 500 Index+	-16.50%	-11.12%	.97%	10.15%

Scudder-Dreman High Return Equity Fund	1-Year	3-Year	5-Year	Life of Class**
Class I	-16.40%	4.78%	3.86%	11.95%
S&P 500 Index+	-16.50%	-11.12%	.97%	8.65%

Sources: Lipper, Inc. and Deutsche Asset Management

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class	Class I
Net Asset Value: 11/30/02	$ 30.15	$ 30.01	$ 30.04	$ 30.14	$ 30.15
11/30/01 and 8/19/02 (commencement of sales Institutional Class shares)	$ 36.74	$ 36.58	$ 36.61	$ 32.27	$ 36.76
Distribution Information: Twelve Months: Income Dividends	$ .49	$ .20	$ .21	$ .15	$ .65

Class A Lipper Rankings* - Equity Income Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	164	of	190	86
3-Year	12	of	165	8
5-Year	32	of	135	24
10-Year	1	of	47	3

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment(b)* (Adjusted for Sales Charge)
[] Scudder-Dreman High Return Equity Fund - Class A [] S&P 500 Index+

Yearly periods ended November 30

Comparative Results* (Adjusted for Sales Charge)
Scudder-Dreman High Return Equity Fund		1-Year	3-Year	5-Year	10-Year/Life of Class**
Class A(c)	Growth of $10,000	$7,844	$10,699	$11,138	$29,990
	Average annual total return	-21.56%	2.28%	2.18%	11.61%
Class B(c)	Growth of $10,000	$8,010	$10,879	$11,244	$29,138
	Average annual total return	-19.90%	2.85%	2.37%	11.29%(a)
Class C(c)	Growth of $10,000	$8,258	$11,086	$11,357	$29,305
	Average annual total return	-17.42%	3.50%	2.58%	11.35%(a)
Class I**	Growth of $10,000	$8,360	$11,505	$12,084	$22,224
	Average annual total return	-16.40%	4.78%	3.86%	11.95%
S&P 500 Index+	Growth of $10,000	$8,350	$7,020	$10,495	$26,287
	Average annual total return	-16.50%	-11.12%	.97%	10.15%

The growth of $10,000 is cumulative.

* Returns and rankings during the 1-year, 3-year, 5-year and 10-year periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver reimbursement, returns and rankings would have been lower.
** The Class I commenced operations on November 1, 1995. Index comparisons begin October 31, 1995.
a Returns shown for Class B and C shares for the periods prior to their inception date on September 11, 1995 are derived from the historical performance of Class A shares of the Scudder-Dreman High Return Equity Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
c Returns shown for Class A, B and C shares have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years.Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. On or about February 3, 2003, Class C shares will be offered at net asset value plus an up-front sales charge of 1.00% of the offering price. Class C shares will continue to be subject to a contingent deferred sales charge and Rule 12b-1 distribution and/or service fee as more fully described in the Fund's currently effective prospectus. The difference in expenses will affect performance.
+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

The economic recovery continues. Its pace, however, is modest. And it is taking place in a series of starts and stops.

Earlier in the year, the economy seemed to be recovering steadily. How do we know? During the beginning of any economic slowdown, companies are fearful that consumers will not buy their products and they will be left with vast inventories of goods they cannot sell (and are costly to store). As a result, they liquidate inventories and slow their manufacturing. This happened during the start of the current slowdown. But in the earlier part of this year, as demand for manufactured goods became more steady, companies stopped trying so hard to reduce inventories and started manufacturing more goods. This suggested that a broad recovery was beginning. Unfortunately, companies didn't follow through by hiring more workers or investing in new equipment, which are other factors also essential to a recovery. As a result, the economy hit a slow patch during the late summer and early fall months - and manufacturing slipped back into the doldrums.

More recently, the economy appears to have improved. Fewer people are filing for unemployment benefits, the slowdown in manufacturing seems to be receding, and consumers are still spending money. As a result, we think it is unlikely that we will return to a recession. However, we expect economic momentum to build slowly, with growth not getting back to normal until late 2003.

Two warnings: This rebound will require continued assistance from the government, such as low interest rates and tax cuts. We don't think maintaining such policies will be a problem, however. The Federal Reserve is unlikely to raise interest rates until it sees concrete evidence of a recovery and won't hesitate to lower rates again if it needs to. And, the rebound we expect is based on the absence of adverse geopolitical shocks such as uncontained war in the Middle East.

If these risks can be avoided and the recovery gradually gathers steam, as we anticipate, interest rates will be affected. In the short-term, any change is unlikely. Longer-term, we expect interest rates to remain comparable to those seen in the 1950s and early 1960s, thanks to low inflation. Even after the economy recovers fully, the federal funds rate - the rate at which banks lend to each other overnight, and the rate on which other interest rates are based - might gradually rise from 1.25 percent to only 4 percent or 4.5 percent.

Economic Guideposts Data as of 11/30/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	US Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in US consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Asset Management

Because interest rates and bond prices tend to move in opposite directions, when the recovery eventually strengthens and the Fed raises interest rates, bond prices will likely fall again - but not drastically.

As for the stock market, prices have now returned to more reasonable levels. While we don't expect stock prices to fall drastically, we don't expect them to come anywhere close to what we saw during the 1980s and 1990s.

The situation is similar abroad. Economic activity remains sluggish everywhere. In most areas, we believe the slowdown is cyclical and will improve gradually next year. The exception is the 12 nations that comprise the European Monetary Union (EMU), which have been growing more slowly than the US for several decades. This can't be the result of cyclical factors alone - i.e., the natural acceleration and deceleration of an economy - so other problems (such as burdensome taxes and over-regulation) may exist. If so, these problems may continue to impede economic recovery in Europe.

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Asset Management as of December 11, 2002, and may not actually come to pass.

Portfolio Management Review

Scudder-Dreman High Return Equity Fund:
A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder-Dreman High Return Equity Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Dreman Value Management L.L.C. ("DVM"), Jersey City, New Jersey, is the subadvisor for the fund. DVM was founded in 1977 and currently manages over $6 billion in assets, which primarily include institutional accounts and investment companies managed by the advisor.

Portfolio Management Team

Dreman Value Management, L.L.C. is the sub-advisor for the fund.

David N. Dreman

Lead Portfolio Manager

• Began investment career in 1957

• Joined the fund in 1988

• Founder and Chairman, Dreman Value Management, L.L.C. since 1977

F. James Hutchinson

• Began investment career in 1986

• Joined the fund in 2001

• Prior to that, associated with the Bank of New York for over 30 years in both the corporate finance and trust/investment management areas, including President of The Bank of New York (NJ).

In the following interview, Lead Portfolio Manager David N. Dreman discusses the strategy of Scudder-Dreman High Return Equity Fund and the market environment during the 12-month period ended November 30, 2002.

Q: Will you provide an overview of market conditions during the 12 months ended November 30, 2002?

A: The markets continued to struggle during the fiscal period. After a brief year-end rally in 2001, investors retreated again in early 2002 after Enron collapsed and triggered panic about the possibility of widespread corporate governance issues. Unrest in the Middle East and fears of more terrorist activity also added to investors' concerns. These factors plagued the markets throughout most of the year and in late July, the markets plummeted dramatically. A rally in technology stocks in October and November imparted some renewed investor confidence, but it did little to make up for deep losses in the broad market suffered throughout the course of the period.

Q: How did Scudder-Dreman High Return Equity Fund perform amid the volatility?

A: For the 12 months ended November 30, 2002, the fund's Class A shares (unadjusted for sales charges) posted a total return of -16.77 percent, slightly underperforming the fund's benchmark, the Standard & Poor's (S&P) 500, which posted a negative total return of -16.50 percent for the same period. The S&P 500 is an unmanaged index that is generally representative of the US stock market. In comparison, the average total return of the fund's peers in the Lipper Equity Income Funds category - a group of mutual funds with similar investment objectives to our fund - declined by 11.70 percent.

While the fund's recent short-term performance has been so-so, we're happy to report that over the duration of this bear market performance has been extremely strong. The fund has posted positive returns, while the S&P 500 has declined significantly. Since the market peaked in March 2000, the fund's Class A shares (unadjusted for any sales charge) have posted a cumulative positive return of 21.24 percent vs. loss of 35.2 percent by the S&P 500 from March 31, 2000 through November 30, 2002. Although past performance doesn't guarantee future results, we're extremely pleased with these results.

An important part of the fund's long-term success is due to a portfolio that is focused on high-dividend-yielding stocks. As of November 30, 2002, all but 10 of the fund's stock holdings were paying dividends - and many of those stocks had dividend yields well above the average yield of the S&P 500. The large number of high dividend yielding stocks in the portfolio, as of November 30, 2002, had a weighted yield of almost double that of the S&P 500 Index. We expect the dividend yields of these stocks to continue to grow. In this day of increasing emphasis on yield, we believe this will continue to be a major benefit for the fund in the future.

Q: Will you comment on the fund's performance relative to its benchmark and peers this year?

A: This was a tough year for the markets and for our fund. Throughout the panic-stricken period, we looked for opportunities to deploy our contrarian investment discipline. There were many such opportunities. We added stocks from a wide range of industries that had fallen precipitously in the market downturn. While some of these new investments have already started to gain ground, many have not yet begun to turn the corner.

Probably the single largest detractor from performance was the fund's position in energy traders that we created after the stocks plummeted in conjunction with the Enron scandal. We added small positions in diversified companies in which energy trading represented just a small part of their businesses. We also looked for companies that have substantial "real" assets (i.e. oil pipelines) to support their long-term growth. While the headline news about Enron has died down considerably, these companies still struggle due to a lack of liquidity caused by investor skittishness. Energy traders now represent a very small position of the portfolio. We continue to hold on to them because we believe that over the long-term they have the potential to benefit the portfolio. The fund's downside risk by holding them is small on a relative basis, but if they do take off, they could potentially have a strong impact on fund performance.

Late in the year, the fund's relative performance was also hurt by the shift in leadership from value stocks to growth stocks. This reversal of leadership was caused by a sharp technology rally. The fund has only a minimal exposure to technology, and it underperformed peers with larger technology positions.

Q: Will you explain how you repositioned the portfolio to take advantage of market weakness?

A: This was an exciting period for opportunistic, contrarian investors like Jim and myself. I'm not sure that we've ever witnessed so many quality "growth" companies trading at such deep "value" prices at one time. Over the past few years, the portfolio has been concentrated in just a few market sectors where we've found the greatest value. However, the extreme market weakness has broadened our investment field, enabling us to diversify into stocks and market sectors that rarely fall into our low price-to-earnings valuation zone. Below are highlights of some of the areas in which we've begun to build positions for the fund.

1. Pharmaceutical companies have struggled over the past couple of years as generic competition has increased, new product development has slowed, and headline news about accounting issues and troubles with new drugs have hurt investor confidence. In 2001, these traditional "growth" companies fell low enough to fit our valuation criteria. We began adding them in small increments and continued to build our position throughout 2002. Fund holdings include Merck, Bristol-Myers Squibb and Schering-Plough. We funded these purchases by eliminating other types of health care stocks, such as McKesson HBOC, that had reached our price targets. We believe that setbacks in the fund's pharmaceutical stocks will be short lived. Each company has tremendous cash flow to fund continued research and development, strong marketing arm, and huge sales forces to drive current earnings. We've already begun to see some improvement in their stock prices.

2. Retail stocks have held up considerably well in this bear market due to the strength of consumer spending. In the fund, we hold shares of Gap, a specialty clothes retailer that fell on rough times last year when the store's product selection became too "trendy." Since then, new management has taken over, and the firm has focused on a "back to basics" approach that appeals to multiple age-groups. We believe Gap has a great deal of growth potential. At the start of the period, we eliminated our position in electronics retailer Best Buy, which had provided strong returns for the fund. It then fell in value, and we've added it back into the portfolio at reduced share prices. Best Buy is a solid company with strong management and strategic vision. We've also introduced Safeway Inc., a food and drug retailer, to the portfolio.

3. Computer consulting firm Electronic Data Systems (EDS) was added to the portfolio in September. The company, which provides information technology processing solutions to corporations, missed earnings targets this summer after consistently meeting expectations for the last several years. We believe the setback will correct itself as corporations begin to increase their technology spending over the next 12-18 months.

4. Industrials. In the market's October plummet, industrial conglomerate General Electric's (GE) share price was cut by more than half of where it had been trading a year ago. This former market leader declined due to investor concern about performance in its industrial segments and large write-offs the company's insurance segments took due to the 9/11 terrorist attack claims. We believed these to be temporary setbacks and we jumped at the chance to add GE to the portfolio at a deeply discounted price. The company has strong management and a bright future and despite its recent troubles has continued to pay dividends to its shareholders. Since our investment in GE, the stock has rebounded from its lows.

5. Diversified financials. Over the past few years, we've stayed away from large financial stocks that had a great deal of brokerage and investment banking exposure. However, as the price of JP Morgan Chase began to drop this fall, we took another look. Most recently, the stock suffered from news of huge write-offs to failed telecommunications and energy trading firms. However, we believe its share price was discounted too heavily considering that these are one-time events. We quickly invested in the stock and since then, its share price has rebounded considerably. The stock has also continued to pay a dividend to shareholders.

Q: Will you discuss performance in some of the other areas in which the fund has major positions?

A: The fund's core market sector concentrations that we haven't yet discussed at length are in financials and tobacco stocks.

1. Financials were a mixed bag this period. As mentioned previously, JP Morgan Chase helped performance, as did the fund's regional banks. Many of the portfolio's regional banks gained ground in a period in which the overall market declined significantly. They have continued to post strong earnings growth and have had no exposure to any major loan defaults. Some of the better performers were Bank One, Bank of America and Keycorp. On the flip side, top-10 holdings Fannie Mae and Freddie Mac struggled even as they continued to post strong earnings. We hold conviction in the stocks because they have continued to offer lower price-to-earnings ratios (P/Es) and faster growth rates than the broad market and many top growth companies.

2. Tobacco stocks posted strong gains through July, but they were down slightly for the full fiscal year due to slower-than-expected earnings growth. The decline is tied to the poor economy, which has caused consumers to favor lower-cost tobacco products. As the economy improves, so should sales of premium products by Philip Morris and RJR Tobacco. To jump-start revenues, the firms have dramatically increased their marketing and advertising budgets. In the meantime, they have continued to pay very attractive dividends to shareholders, which has helped cushion the full impact of their recent price declines, and trade at extremely low P/E ratios. And in the last month of this period, we began to see some improvement in tobacco stock prices.

Q: What is your near-term outlook for the economy and markets?

A: Our outlook has not changed much over the past year. We expect slow to moderate economic growth over the next several years. Valuations in the market remain high when compared with historic levels, which suggests to us that there is little room for P/E expansion and therefore little room for large gains by the overall market. We expect returns over the next five years to be under 10 percent annually. We believe this environment should continue to offer contrarian investors, like us, attractive investment opportunities that should provide for strong gains over time.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary November 30, 2002

Asset Allocation	11/30/02	11/30/01

Common Stocks	97%	93%
Cash Equivalents	3%	7%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	11/30/02	11/30/01

Financials	29%	29%
Consumer Staples	21%	23%
Health Care	15%	12%
Consumer Discretionary	12%	13%
Energy	11%	13%
Industrials	6%	4%
Information Technology	4%	6%
Utilities	2%	-
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at November 30, 2002 (52.1% of Portfolio)
1. Philip Morris Companies, Inc. Provider of tobacco and food products	9.1%
2. Freddie Mac Supplier of mortgage credit	6.0%
3. Washington Mutual, Inc. Provider of diversified financial services	5.8%
4. Bristol-Myers Squibb Co. Producer of diversified pharmaceuticals and consumer products	5.2%
5. Fannie Mae Facilitator of mortgages and issuer of mortgage-backed securities	5.1%
6. UST, Inc. Manufacturer and marketer of smokeless tobacco, premium cigars and premium wines	5.0%
7. Merck & Co., Inc. Producer of pharmaceuticals	4.7%
8. ConocoPhillips Producer of petroleum and other natural gas	4.1%
9. Schering-Plough Corp. Producer of pharmaceuticals and industrial chemicals	3.7%
10. Electronic Data Systems Corp. Provider of computer outsourcing and consulting services	3.4%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 19. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of November 30, 2002

	Shares	Value ($)

Common Stocks 96.5%
Consumer Discretionary 11.7%
Automobiles 0.8%
Ford Motor Co.	2,540,675	28,912,882
Multiline Retail 0.8%
Federated Department Stores, Inc.*	955,925	31,239,629
Specialty Retail 10.1%
Best Buy Co., Inc.	3,608,470	99,882,450
Borders Group, Inc.* (b)	5,270,950	96,458,385
Gap, Inc.	5,724,411	90,960,891
Staples, Inc.*	4,310,505	83,192,747
Toys ''R'' Us, Inc.*	306,780	4,175,276
		374,669,749
Consumer Staples 20.4%
Food & Drug Retailing 0.7%
Safeway, Inc.*	1,090,725	25,937,441
Tobacco 19.7%
Imperial Tobacco Group (ADR)	691,750	19,963,905
Philip Morris Companies, Inc.	9,001,175	339,524,318
R.J. Reynolds Tobacco Holdings, Inc.	2,908,331	112,261,577
Universal Corp. (b)	2,110,950	74,727,630
UST, Inc.	5,754,300	185,288,460
		731,765,890
Energy 10.3%
Energy Equipment & Services 1.0%
Transocean Sedco Forex, Inc.	1,442,075	35,042,423
Oil & Gas 9.3%
ChevronTexaco Corp.	1,639,567	109,900,176
ConocoPhillips	3,193,573	152,684,725
Devon Energy Corp.	950,260	43,512,405
Kerr-McGee Corp.	891,225	40,327,931
		346,425,237
Financials 27.9%
Banks 15.0%
Bank of America Corp.	661,900	46,385,952
Bank One Corp.	746,768	29,489,868
FleetBoston Financial Corp.	1,253,829	34,016,381
J.P. Morgan Chase & Co.	3,105,075	78,154,738
KeyCorp.	2,411,450	62,914,731
PNC Financial Services Group	1,360,410	57,409,302
Wachovia Corp.	1,006,400	35,374,960
Washington Mutual, Inc.	5,947,664	213,996,951
		557,742,883
Diversified Financials 11.5%
CIT Group, Inc.	646,675	14,129,849
Fannie Mae	3,032,250	191,183,363
Freddie Mac	3,850,950	221,968,758
		427,281,970
Insurance 1.4%
Ohio Casualty Corp.*	295,100	3,803,839
Safeco Corp.	611,225	22,120,233
St. Paul Companies, Inc.	663,160	24,696,078
		50,620,150
Real Estate 0.0%
Corrections Corp. of America*	47,281	846,330
Health Care 14.4%
Health Care Providers & Services 0.8%
Humana, Inc.* (b)	2,808,260	29,233,987
Pharmaceuticals 13.6%
Bristol-Myers Squibb Co.	7,267,850	192,598,025
Merck & Co., Inc.	2,953,880	175,490,011
Pharmacia Corp.	42,000	1,776,600
Schering-Plough Corp.	6,048,995	137,070,227
		506,934,863
Industrials 5.5%
Electrical Equipment 1.8%
Emerson Electric Co.	1,240,300	64,681,645
Industrial Conglomerates 3.7%
General Electric Co.	1,502,125	40,707,588
Tyco International Ltd.	5,470,410	97,592,114
		138,299,702
Information Technology 4.2%
Computers & Peripherals 0.8%
Apple Computer, Inc.*	1,957,200	30,336,600
IT Consulting & Services 3.4%
Electronic Data Systems Corp.	6,827,511	126,582,054
Utilities 2.1%
Gas Utilities 1.5%
El Paso Corp.	5,931,375	50,535,315
NiSource, Inc.*	1,613,040	3,322,862
		53,858,177
Multi-Utilities & Unregulated Power 0.6%
Dynegy, Inc. "A"	872,285	1,020,573
Williams Companies, Inc.	8,628,600	22,865,790
		23,886,363
Total Common Stocks (Cost $3,684,310,805)		3,584,297,975

Convertible Preferred Stocks 0.3%
Financials
Real Estate
Corrections Corp. of America PIK (Cost $8,294,235)	478,364	11,672,082

Cash Equivalents 3.2%
Scudder Cash Management QP Trust, 1.45% (c) (Cost $119,760,977)	119,760,977	119,760,977
Total Investment Portfolio - 100.0% (Cost $3,812,366,017) (a)		3,715,731,034

* Non-income producing security.
(a) The cost for federal income tax purposes was $3,829,532,197. At November 30, 2002, net unrealized depreciation for all securities based on tax cost was $113,801,163. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $378,167,080 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $491,968,243.
(b) Affiliated issuers (see Notes to Financial Statements).
(c) Scudder Cash Management QP Trust is also managed by Deutsche Asset Management Inc. The rate shown is the annualized seven-day yield at period end.

PIK denotes that interest or dividends are paid in kind.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2002
Assets
Investments in securities, at value: Unaffiliated issuers (cost $3,638,080,629)	$ 3,515,311,032
Affiliated issuers (cost $174,285,388)	200,420,002
Total investments (cost $3,812,366,017)	3,715,731,034
Cash	10,000
Receivable for investments sold	2,823,843
Dividends and interest receivable	5,615,268
Receivable for Fund shares sold	10,530,590
Total assets	$ 3,734,710,735
Liabilities
Payable for investments purchased	2,667,462
Payable for Fund shares redeemed	4,938,923
Accrued management fee	2,092,798
Other accrued expenses and payables	2,574,917
Total liabilities	12,274,100
Net assets, at value	$ 3,722,436,635
Net Assets
Net assets consist of: Undistributed net investment income	5,079,445
Net unrealized appreciation (depreciation) on investments	(96,634,983)
Accumulated net realized gain (loss)	(438,554,015)
Paid-in capital	4,252,546,188
Net assets, at value	$ 3,722,436,635

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of November 30, 2002 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($2,056,328,429 / 68,213,643 shares of capital stock outstanding, $.01 par value, 560,000,000 shares authorized)	$ 30.15
Maximum offering price per share (100 / 94.25 of $30.15)	$ 31.99
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($1,243,476,256 / 41,430,721 shares of capital stock outstanding, $.01 par value, 560,000,000 shares authorized)
$ 30.01
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($397,958,548 / 13,245,778 shares of capital stock outstanding, $.01 par value, 140,000,000 shares authorized)
$ 30.04
Institutional Class Net Asset Value, offering and redemption price per share ($2,343,233 / 77,734 outstanding shares of beneficial interest, $.01 par value, 100,000,000 shares authorized)	$ 30.14
Class I Net Asset Value, offering and redemption price per share ($22,330,169 / 740,552 shares of capital stock outstanding, $.01 par value, 140,000,000 shares authorized)	$ 30.15

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended November 30, 2002)
Investment Income
Income: Dividends - Unaffiliated issuers (net of foreign taxes withheld of $128,297)	$ 109,678,191
Dividends - Affiliated issuers	2,925,054
Interest	3,195,167
Total Income	115,798,412
Expenses: Management fee	28,764,685
Administrative fee	15,123,662
Distribution service fees	23,685,612
Directors' fees and expenses	45,860
Total expenses, before expense reductions	67,619,819
Expense reductions	(79,401)
Total expenses, after expense reductions	67,540,418
Net investment income (loss)	48,257,994
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments - Unaffiliated issuers	(374,710,462)
Investments - Affiliated issuers	(20,067,327)
Futures	(10,991,401)
(405,769,190)
Net unrealized appreciation (depreciation) during the period on: Investments	(438,302,682)
Futures	(2,457,172)
(440,759,854)
Net gain (loss) on investment transactions	(846,529,044)
Net increase (decrease) in net assets resulting from operations	$ (798,271,050)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended November 30,
	2002	2001
Operations: Net investment income (loss)	$ 48,257,994	$ 28,740,161
Net realized gain (loss) on investment transactions	(405,769,190)	126,810,309
Net unrealized appreciation (depreciation) on investment transactions during the period	(440,759,854)	154,092,386
Net increase (decrease) in net assets resulting from operations	(798,271,050)	309,642,856
Distributions to shareholders from: Net investment income: Class A	(31,045,029)	(27,023,541)
Class B	(8,871,551)	(9,180,912)
Class C	(2,668,340)	(2,107,068)
Institutional Class	(128)	-
Class I	(515,285)	(560,724)
Fund share transactions: Proceeds from shares sold	1,538,686,003	1,418,517,806
Reinvestment of distributions	38,796,015	35,658,282
Cost of shares redeemed	(1,154,361,458)	(931,767,404)
Net increase (decrease) in net assets from Fund share transactions	423,120,560	522,408,684
Increase (decrease) in net assets	(418,250,823)	793,179,295
Net assets at beginning of period	4,140,687,458	3,347,508,163
Net assets at end of period (including undistributed net investment income and accumulated distributions in excess of net investment income of $5,079,445 and $78,216, respectively)	$ 3,722,436,635	$ 4,140,687,458

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended November 30,	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 36.74	$ 33.91	$ 30.45	$ 35.69	$ 33.52
Income (loss) from investment operations: Net investment income	.53[a]	.41[a]	.65[a]	.71[a]	.73
Net realized and unrealized gain (loss) on investment transactions	(6.63)	2.94	5.74	(3.69)	3.80
Total from investment operations	(6.10)	3.35	6.39	(2.98)	4.53
Less distributions from: Net investment income	(.49)	(.52)	(.68)	(.70)	(.86)
Net realized gains on investment transactions	-	-	(2.25)	(1.56)	(1.50)
Total distributions	(.49)	(.52)	(2.93)	(2.26)	(2.36)
Net asset value, end of period	$ 30.15	$ 36.74	$ 33.91	$ 30.45	$ 35.69
Total Return (%)[b]	(16.77)	9.94	24.06	(8.88)	14.25
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2,056	2,101	1,661	2,043	2,420
Ratio of expenses before expense reductions (%)	1.27	1.27	1.30[c]	1.20	1.19
Ratio of expenses after expense reductions (%)	1.27	1.27	1.27[c]	1.20	1.19
Ratio of net investment income (loss) (%)	1.54	1.13	2.34	2.09	2.28
Portfolio turnover rate (%)	25	29	12	33	7
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.27% and 1.24%, respectively.

Class B
Years Ended November 30,	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 36.58	$ 33.75	$ 30.31	$ 35.51	$ 33.37
Income (loss) from investment operations: Net investment income	.25[a]	.12[a]	.42[a]	.42[a]	.45
Net realized and unrealized gain (loss) on investment transactions	(6.62)	2.93	5.72	(3.66)	3.75
Total from investment operations	(6.37)	3.05	6.14	(3.24)	4.20
Less distributions from: Net investment income	(.20)	(.22)	(.45)	(.40)	(.56)
Net realized gains on investment transactions	-	-	(2.25)	(1.56)	(1.50)
Total distributions	(.20)	(.22)	(2.70)	(1.96)	(2.06)
Net asset value, end of period	$ 30.01	$ 36.58	$ 33.75	$ 30.31	$ 35.51
Total Return (%)[b]	(17.43)	9.03	23.04	(9.62)	13.22
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,243	1,609	1,375	1,865	2,276
Ratio of expenses before expense reductions (%)	2.08	2.08	2.14[c]	2.03	2.06
Ratio of expenses after expense reductions (%)	2.08	2.08	2.10[c]	2.03	2.06
Ratio of net investment income (loss) (%)	.73	.32	1.51	1.26	1.41
Portfolio turnover rate (%)	25	29	12	33	7
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.10% and 2.06%, respectively.

Class C
Years Ended November 30,	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 36.61	$ 33.78	$ 30.34	$ 35.54	$ 33.38
Income (loss) from investment operations: Net investment income	.26[a]	.13[a]	.42[a]	.43[a]	.45
Net realized and unrealized gain (loss) on investment transactions	(6.62)	2.93	5.73	(3.66)	3.79
Total from investment operations	(6.36)	3.06	6.15	(3.23)	4.24
Less distributions from: Net investment income	(.21)	(.23)	(.46)	(.41)	(.58)
Net realized gains on investment transactions	-	-	(2.25)	(1.56)	(1.50)
Total distributions	(.21)	(.23)	(2.71)	(1.97)	(2.08)
Net asset value, end of period	$ 30.04	$ 36.61	$ 33.78	$ 30.34	$ 35.54
Total Return (%)[b]	(17.42)	9.09	23.06	(9.60)	13.32
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	398	398	285	414	462
Ratio of expenses before expense reductions (%)	2.05	2.05	2.12[c]	2.00	2.01
Ratio of expenses after expense reductions (%)	2.05	2.05	2.08[c]	2.00	2.01
Ratio of net investment income (loss) (%)	.76	.35	1.54	1.29	1.46
Portfolio turnover rate (%)	25	29	12	33	7
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.08% and 2.04%, respectively.

Institutional Class
2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 32.27
Income (loss) from investment operations: Net investment income (loss)[b]	.13
Net realized and unrealized gain (loss) on investment transactions	(2.11)
Total from investment operations	(1.98)
Less distributions from: Net investment income	(.15)
Total distributions	(.15)
Net asset value, end of period	$ 30.14
Total Return (%)	(6.09)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2
Ratio of expenses (%)	1.00*
Ratio of net investment income (loss) (%)	(1.57)*
Portfolio turnover rate (%)	25
[a] For the period from August 19, 2002, (commencement of sales of Institutional Class shares) to November 30, 2002.
[b] Based on average shares outstanding during the period.
* Annualized
** Not annualized

Class I
Years Ended November 30,	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 36.76	$ 33.92	$ 30.45	$ 35.71	$ 33.51
Income (loss) from investment operations: Net investment income	.68[a]	.58[a]	.77[a]	.84[a]	.95
Net realized and unrealized gain (loss) on investment transactions	(6.64)	2.94	5.74	(3.70)	3.76
Total from investment operations	(5.96)	3.52	6.51	(2.86)	4.71
Less distributions from: Net investment income	(.65)	(.68)	(.79)	(.84)	(1.01)
Net realized gains on investment transactions	-	-	(2.25)	(1.56)	(1.50)
Total distributions	(.65)	(.68)	(3.04)	(2.40)	(2.51)
Net asset value, end of period	$ 30.15	$ 36.76	$ 33.92	$ 30.45	$ 35.71
Total Return (%)	(16.40)	10.45	24.60	(8.54)	14.83
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	22	33	26	22	31
Ratio of expenses before expense reductions (%)	.80	.83	.86[b]	.82	.76
Ratio of expenses after expense reductions (%)	.80	.83	.85[b]	.82	.76
Ratio of net investment income (loss) (%)	2.01	1.57	2.73	2.47	2.71
Portfolio turnover rate (%)	25	29	12	33	7
[a] Based on average shares outstanding during the period.
[b] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .86% and .85%, respectively.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder-Dreman High Return Equity Fund (the ``Fund'') is a diversified series of Scudder Value Series, Inc. (the ``Corporation'') which is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. On or about February 3, 2003, Class C shares will be offered at net asset value plus an up-front sales charge of 1.00% of the offering price. Class C shares will continue to be subject to a contingent deferred sales charge and Rule 12b-1 distribution and/or service fee as more fully described in the fund's currently effective prospectus. On August 19, 2002, the Fund commenced offering Institutional Class shares. Class I and Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At November 30, 2002 the Fund had a net tax basis capital loss carryforward of approximately $286,011,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2008 ($15,150,000) and November 30, 2010 ($270,861,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2002 through November 30, 2002, the Fund incurred approximately $135,377,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended November 30, 2003.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At November 30, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income	$ 5,161,771
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (286,011,000)
Net unrealized appreciation (depreciation) on investments	$ (113,801,163)

In addition, during the year ended November 30, 2002 the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Distributions from ordinary income*	$ 43,100,333

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended November 30, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $1,531,236,270 and $1,003,037,874, respectively.

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the UK Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreement with ZSI was terminated and DeIM became the investment advisor for the Fund. The management fee rate paid by the Fund under the new Investment Management Agreement (the "Management Agreement") is the same as the previous investment management agreement.

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.75% of the first $250,000,000 of the Fund's average daily net assets, 0.72% of the next $750,000,000 of such net assets, 0.70% of the next $1,500,000,000 of such net assets, 0.68% of the next $2,500,000,000 of such net assets, 0.65% of the next $2,500,000,000 of such net assets, 0.64% of the next $2,500,000,000 of such net assets, 0.63% of the next $2,500,000,000 of such net assets and 0.62% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended November 30, 2002, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.70% of the Fund's average daily net assets. Dreman Value Management, L.L.C. ("DVM") serves as subadvisor with respect to the investment and reinvestment of assets in the Fund, and is paid by the Advisor for its services.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the ``Administrative Fee'') of 0.350%, 0.400%, 0.375%, 0.300% and 0.100% of the average daily net assets for Class A, B, C, Institutional and I Class shares, respectively, computed and accrued daily and payable monthly. The Advisor has agreed to waive 0.007% of the Administrative Fee for Class A shares until May 29, 2002.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. The net asset value for the Fund and Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, C, Institutional and I Class shares of the Fund. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel). For the year ended November 30, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Not Imposed	Unpaid at November 30, 2002
Class A	$ 7,581,107	$ 78,911	$ 608,980
Class B	5,999,402	-	430,422
Class C	1,588,491	-	126,597
Institutional Class	703	-	574
Class I	26,418	-	1,581
	$ 15,196,121	$ 78,911	$ 1,168,154

In addition, the Administrative Fee expense on the Statement of Operations includes ($72,459) of changes in estimates relating to fund and class-level expenses recorded prior to the adoption of the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended November 30, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at November 30, 2002
Class B	$ 11,231,922	$ 729,967
Class C	3,176,966	259,104
	$ 14,408,888	$ 989,071

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended November 30, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at November 30, 2002	Effective Rate
Class A	$ 4,807,750	$ 180,067	0.22%
Class B	3,510,672	126,173	0.23%
Class C	958,302	85,553	0.23%
	$ 9,276,724	$ 391,793

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended November 30, 2002 aggregated $637,773.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended November 30, 2002, the CDSC for Class B and C shares aggregated $2,807,466 and $79,770, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended November 30, 2002, SDI received $55,789.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), formerly Zurich Scudder Cash Management QP Trust, and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the year ended November 30, 2002, totaled $2,770,319 and are reflected as interest income on the Statement of Operations.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended November 30, 2002, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $490 for custodian credits earned.

E. Transactions in Securities of Affiliated Issuers

An affiliated issuer includes any company in which the Fund has ownership of at least 5% of the outstanding voting securities. A summary of the Fund's transactions during the year ended November 30, 2002 with companies which are or were affiliates is as follows:

Affiliate	Shares	Purchases Cost ($)	Sales Cost ($)	Realized Gain/Loss ($)	Dividend Income ($)	Value ($)
Borders Group, Inc.	5,270,950	-	16,321,785	3,013,476	-	96,458,385
Humana, Inc.	2,808,260	-	157,913,291	(22,962,723)	-	29,233,987
Universal Corp.	2,110,950	-	1,893,121	(118,080)	2,925,054	74,727,630
				(20,067,327)	2,925,054	200,420,002

F. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended November 30, 2002		Year Ended November 30, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	30,334,889	$ 1,047,843,861	24,150,664	$ 894,196,244
Class B	8,408,767	294,563,935	9,583,090	352,440,358
Class C	5,143,417	180,033,076	4,164,586	153,266,480
Institutional Class*	77,729	2,243,694	-	-
Class I	412,555	14,001,437	503,380	18,614,724
		$ 1,538,686,003		$ 1,418,517,806
Shares issued to shareholders in reinvestment of distributions
Class A	839,753	$ 28,283,397	709,251	$ 25,191,643
Class B	236,683	7,814,130	230,610	8,168,964
Class C	66,488	2,183,076	49,130	1,736,951
Institutional Class*	5	128	-	-
Class I	14,884	515,284	15,789	560,724
		$ 38,796,015		$ 35,658,282
Shares redeemed
Class A	(20,142,882)	$ (672,067,486)	(16,663,640)	$ (611,682,922)
Class B	(11,206,513)	(368,374,573)	(6,569,149)	(240,162,753)
Class C	(2,824,272)	(93,033,943)	(1,777,352)	(65,052,322)
Institutional Class*	-	-	-	-
Class I	(576,673)	(20,885,456)	(406,901)	(14,869,407)
		$ (1,154,361,458)		$ (931,767,404)
Net increase (decrease)
Class A	11,031,760	$ 404,059,772	8,196,275	$ 307,704,965
Class B	(2,561,063)	(65,996,508)	3,244,551	120,446,569
Class C	2,385,633	89,182,209	2,436,364	89,951,109
Institutional Class*	77,734	2,243,822	-	-
Class I	(149,234)	(6,368,735)	112,268	4,306,041
		$ 423,120,560		$ 522,408,684

* For the period August 19, 2002 (commencement of sales of Institutional Class shares) to November 30, 2002.

Report of Ernst & Young LLP, Independent Auditors

To the Board of Directors and Shareholders of Scudder-Dreman High Return Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Scudder-Dreman High Return Equity Fund, one of a series of Scudder Value Series, Inc. (the "Trust"), as of November 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder-Dreman High Return Equity Fund at November 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts January 17, 2003	/s/ Ernst & Young LLP

Tax Information (Unaudited)

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended November 30, 2002 qualified for the dividends received deduction.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Directors and Officers

The following table presents certain information regarding the Directors and Officers of the fund as of November 30, 2002. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. Each Director's term of office extends until the next shareholder's meeting called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, resigns or is removed as provided in the governing documents of the fund.

Non-Interested Directors
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
John W. Ballantine (56) Director, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Enron Corporation (energy trading firm) (effective May 30, 2002); First Oak Brook Bancshares, Inc.; Oak Brook Bank; Tokheim Corporation (designer, manufacturer and servicer of electronic and mechanical petroleum marketing systems)	82
Lewis A. Burnham (69) Director, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation	82
Donald L. Dunaway (65) Director, 1980-present	Retired; formerly, Executive Vice President, A. O. Smith Corporation (diversified manufacturer) (1963-1994)	82
James R. Edgar (56) Director, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty-care products)	82
Paul K. Freeman (52) Director, 2002-present	President, Cook Street Holdings (consulting); Adjunct Professor, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	82
Robert B. Hoffman (65) Director, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (until 2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products); Vice President and Head of International Operations, FMC Corporation (manufacturer of machinery and chemicals)	82
Shirley D. Peterson (61) Director, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), U.S. Department of Justice. Directorships: Bethlehem Steel Corp.; Federal Mogul Corp.; Trustee, Bryn Mawr College	82
Fred B. Renwick (72) Director, 1988-present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business (2001-present); formerly, Professor, New York University Stern School of Business (1965-2001). Directorships: The Wartburg Foundation; The Investment Fund for Foundations; Chairman, Finance Committee of Morehouse College Board of Trustees; American Bible Society Investment Committee; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; member of the Investment Committee of Atlanta University Board of Trustees	82
William P. Sommers (69) Director, 1979-present	Retired; formerly, President and Chief Executive Officer, SRI International (research and development) (1994-1998); prior thereto, Executive Vice President, Iameter (medical information and educational service provider); Senior Vice President and Director, Booz, Allen & Hamilton Inc. (management consulting firm). Directorships: PSI Inc. (engineering and testing firm); Evergreen Solar, Inc. (develop/manufacture solar electric system engines); H2 Gen (manufacture hydrogen generators); Zassi Medical Evolutions, Inc. (specialists in intellectual property opportunities in medical device arena)	82
John G. Weithers (69) Director, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange (until 1992). Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems	82

Interested Directors and Officers
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[2,3] (57) Chairman, Director and Vice President, 2002-present	Managing Director of Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); President, DB Hedge Strategies Fund LLC (June 2002 to present), Montgomery Street Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment company; 4 funds overseen) (1992-1999)
199
William F. Glavin, Jr.[2] (44) Director and President, 2001-present	Managing Director of Deutsche Asset Management; President of Scudder Investor Services Corp. (1999-present); President of Scudder Service Corp. (2000-present); President of Scudder Financial Services, Inc. (1999-present); Vice President of Scudder Distributors, Inc. (2000-present); formerly, Executive Vice President of Dreyfus Service Corp. (1995-1997); Senior Vice President of The Boston Company Advisors (1991-1995). Directorships: Trustee, Crossroads for Kids (serves at-risk children)	82
Philip J. Collora (57) Vice President and Assistant Secretary, 1986-present	Director of Deutsche Asset Management	n/a
Daniel O. Hirsch[3] (48) Vice President and Assistant Secretary, 2002-present	Managing Director of Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
Kenneth Murphy[4] (39) Vice President, 2002-present	Vice President of Deutsche Asset Management (2001-present); formerly, Director, John Hancock Signature Services (1992-2001); Senior Manager, Prudential Mutual Fund Services (1987-1992)	n/a
Thomas F. Sassi[5] (60) Vice President, 1998-present	Managing Director of Deutsche Asset Management	n/a
Charles A. Rizzo[4,6] (45) Treasurer, 2002-present	Director of Deutsche Asset Management (April 2000 to present); formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
Brenda Lyons[4] (40) Assistant Treasurer, 1998-present	Managing Director of Deutsche Asset Management	n/a
John Millette[4] (40) Secretary, 2001-present	Vice President of Deutsche Asset Management	n/a
Caroline Pearson[4] (40) Assistant Secretary, 1998-present	Managing Director of Deutsche Asset Management	n/a

1 Length of time served represents the date that each Director was first elected to the common board of directors which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of directors.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.
3 Address: One South Street, Baltimore, Maryland
4 Address: Two International Place, Boston, Massachusetts
5 Address: 345 Park Avenue, New York, New York
6 Mr. Rizzo was elected to serve as Treasurer of the fund on November 20, 2002.

The fund's Statement of Additional Information ("SAI") includes additional information about the Directors. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Investment Products and Services

Scudder Funds
Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund*

Scudder Global Biotechnology Fund*

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund*

Scudder Mid Cap Fund*

Scudder Small Cap Fund*

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund*

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors
Equity Partners Fund*

Scudder Gold & Precious Metals Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Multicategory/Asset Allocation Funds

Scudder Asset Management Fund*

Scudder Flag Investors Value Builder Fund*

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund*

Scudder Lifecycle Long Range Fund*

Scudder Lifecycle Short Range Fund*

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2012 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund*

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund*

Scudder International Select Equity Fund*

Scudder Japanese Equity Fund*

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund*

Scudder High Income Plus Fund*,**

Scudder High Income Fund***

Scudder High Income
Opportunity Fund****

Scudder Income Fund

Scudder PreservationPlus Fund*

Scudder PreservationPlus Income Fund*

Scudder Short-Term Bond Fund

Scudder Short-Term Fixed Income Fund*

Scudder Strategic Income Fund

Scudder U.S. Government Securities Fund

* On August 19, 2002, these funds changed their names from Deutsche to Scudder.
** Formerly Deutsche High Yield Bond Fund
*** Formerly Scudder High Yield Fund
**** Formerly Scudder High Yield Opportunity Fund

Scudder Funds (continued)
Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Medium-Term Tax-Free Fund

Scudder Municipal Bond Fund*

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund*

Index-Related Funds

Scudder EAFE ® Equity Index Fund*

Scudder Equity 500 Index Fund*

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund*

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Germany Fund

The New Germany Fund

The Central European Equity Fund

* On August 19, 2002, these funds changed their names from Deutsche to Scudder.

Note: Not all funds are available in all share classes. Consult your advisor for details.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Vedder, Price, Kaufman & Kammholz

222 North LaSalle Street Chicago, IL 60601
Shareholder Service Agent and Transfer Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Auditors

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Notes